TENANT OCCUPANCY ESCROW AND SECURITY AGREEMENT

                               Loan No. 1700020082
                           Property: Green Valley Mall
                                                           Green Valley, Arizona

                                               THIS TENANT OCCUPANCY ESCROW AND
SECURITY AGREEMENT (this "Agreement") is made as of September 23, 1997, by and between CONCORD MILESTONE PLUS, L.P., a Delaware limited partnership ("Borrower"), and WESTCO REAL ESTATE FINANCE CORP., a California corporation ("Lender"), with respect to the following facts:

                          A.   Lender is making a loan to Borrower evidenced by
a promissory note in the principal amount of $5,400,000 payable to the order of Lender (the "Note").

                                B.   The Note is secured by a Deed of Trust (the
"Mortgage") of even date therewith encumbering property more particularly described therein (the "Mortgaged Property").

                         C.   Lender requires, as a condition to making the loan
evidenced by the Note, that Borrower deposit funds with Lender until certain tenant occupancy requirements respecting the Mortgage Property are satisfied.

                              NOW, THEREFORE, in consideration of the foregoing,
the covenants and conditions contained in this Agreement and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                           1.   Delivery of Funds.  Borrower has deposited with
Lender as of the date hereof the amount of $150,000 (the "Funds"). The Funds shall be held and released by Lender in accordance with the terms and conditions of this Agreement. Lender shall have the sole right to make withdrawals of the Funds. The Funds shall not constitute a trust fund and may be commingled with other monies held by Lender. The Funds shall be held in an account in Lender's name (or such other account name style as Lender may elect) at a financial institution or other depository selected by Lender (or its servicer) in its sole discretion (the "Depository Institution"). Borrower shall be entitled to, and shall report under its Federal tax identification number, the amount allocated to Borrower by Lender, if any, on the Funds. Lender shall allocate to Borrower an amount on the Funds equal to an amount determined by applying to the average


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monthly  balance  of the  Funds  the  quoted  interest  rate for the  Depository
Institution's business money market savings account, as such rate changes from time to time (such allocated amount being referred to as "Borrower's Interest"). If such Depository Institution quotes more than one interest rate for a business money market savings account, then the lowest of such rates will be used. If the Depository Institution does not have an established business money market savings account (or if an interest rate for such account cannot otherwise be determined in connection with the deposit of such Funds), a comparable interest rate as quoted by Bank of America NT & SA shall be used. Borrower's Interest, less applicable administrative fees (if any), shall be and become part of such Funds and shall be disbursed as provided in this section. Lender shall not be responsible for obtaining a specific return or yield on such deposit. Lender will cause to be furnished to Borrower on an annual basis such income tax reporting forms as are required by applicable federal law. Lender shall provide account statements not less frequently than quarterly to Borrower with respect to the funds, including current balance and accruals of interest thereon.

                        2. Security Interest. To secure Borrower's repayment of the Note and performance of all other covenants and conditions required on the part of Borrower to be observed or performed hereunder and under the Loan Documents, Borrower hereby pledges to and grants to Lender a continuing security interest in the Funds.

                          3.   Release of Funds.  Lender shall release the Funds
to Borrower upon the satisfaction of the following conditions:

                             (a) Existing tenant ABCO Realty Corp., an Arizona
corporation ("ABCO"), or a new tenant, shall have entered into a new lease or lease renewal with Borrower with respect to the premises currently occupied by ABCO, providing for a lease termination date of July 31, 2004 or later, on substantially the same or better terms as Borrower's current lease with ABCO (including, without limitation, at a rental rate equal to or better than is provided in the existing lease with ABCO), and which shall otherwise be in form and substance reasonably acceptable to Lender.

                                     (b) No Event of Default (as defined in the
Mortgage) shall then exist, nor shall any condition exist which, with the passage of time or the giving of notice (or both), would constitute an Event of Default.

                           4.   Term; Termination.  Unless otherwise released in
accordance with the terms of this Agreement, the Funds shall remain on deposit with Lender for so long as any sums remain due and payable to Lender under the Loan Documents. Upon the payment in full of all sums payable to Lender under the Loan Documents, Lender shall deliver the Funds to Borrower. Upon the occurrence of an Event of Default, Lender may terminate this Agreement and retain all Funds then being held pursuant to this Agreement and apply such Funds in such order and in such amounts as Lender shall elect, in its sole and absolute discretion, to payment of the


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indebtedness evidenced by the Note and the Loan Documents.

                                  5.   Remedies Cumulative.  No right or remedy
conferred upon or reserved to Lender under this Agreement is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and concurrent and may be enforced separately, successively or together, and may be exercised from time to time as often as may be deemed necessary by Lender.

                                                     6.   Miscellaneous.

                             (a) Any capitalized term utilized herein shall have
the meaning as specified in the Mortgage, unless such term is otherwise specifically defined herein.

                              (b) Except as otherwise expressly provided herein,
in any instance where the consent or approval of Lender is required or may be given or where any determination, judgment or decision is to be rendered by Lender under this Agreement, such approval and consent shall be given or withheld in Lender's sole and absolute discretion.

                                     (c) All notices hereunder shall be given in
accordance with the provisions of the Mortgage.

                               (d) This Agreement shall be binding upon Borrower
and its heirs, devisees, representatives, successors and assigns, including successors in interest of Borrower in and to all or any part of the Mortgaged Property, and shall inure to the benefit of and may be enforced by and binding upon Lender and its heirs, successors, legal representatives, substitutes and assigns. Borrower shall not assign any of its rights or obligations under this Agreement.

                                   (e) This Agreement is intended solely for the
benefit of Lender and Lender, and no third party shall have any right or interest in this Agreement, nor any right to enforce this Agreement against any party hereto.

                               (f) This Agreement may not be modified, amended,
waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower and Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                                  (g) This Agreement contains the complete and
entire understanding of the parties with respect to the subject matter thereof.
  If any provisions of this Agreement shall conflict with any provisions of the other Loan Documents regarding the Funds


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                                                       -75-

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the provisions contained in this Agreement shall control.

                          (h) The invalidity, illegality, or unenforceability
of any provision of this Agreement pursuant to judicial decree shall not affect the validity, legality or enforceability of any other provisions of this Agreement which can be effected with such invalid, illegal or unenforceable provision, all of which shall remain in full force and effect.

                                           (i) THIS AGREEMENT SHALL BE GOVERNED
BY AND CONSTRUED ACCORDING TO THE LAWS, FROM TIME TO TIME IN EFFECT, OF THE STATE OF ARIZONA AND THE LAWS OF THE UNITED STATES OF AMERICA.

                                    IN WITNESS WHEREOF, Borrower and Lender have
executed this Agreement as of the date first above written.

                                                                      BORROWER:

                                                   CONCORD MILESTONE PLUS, L.P.,
                                                  a Delaware limited partnership
                                                    By:  CM PLUS CORPORATION,
                                                         a Delaware corporation,
                                                            Its General Partner



                                                            By:
                                                                  Name:
                                                                  Title:


                                     LENDER:

                                              WESTCO REAL ESTATE FINANCE CORP.,
                                                     a California corporation

                                                     By:
                                                          Name:
                                                          Title:


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